Equity (Policies)	12 Months Ended
Dec. 31, 2025
Disclosure Equity Abstract
Share capital and treasury shares

Share capital and treasury shares - The Company holds shares in treasury for a future sale, cancellation or for the payment of the executives' long-term compensation programs. These shares are recognized in a specific account as a reduction of equity to the acquisition value and maintained at the cost of the transaction. Incremental costs directly attributable to the issue of new shares or options are recognized in equity as a deduction from the amount raised, net of taxes.

Shareholder’s remuneration - The shareholder’s remuneration is paid on dividends and interest on capital. This remuneration is recognized as a liability in the financial statements of the Company based on bylaws. Any amount above the minimum mandatory remuneration approved by the by-laws shall only be recognized in current liabilities on the date that is approved by shareholders.

The Company is permitted to distribute interest attributable to equity. The calculation is based on the equity amounts as stated in the statutory accounting records and the interest rate applied may not exceed the Brazilian Government Long-term Interest Rate (“TJLP”) determined by the Central Bank of Brazil. Also, such interest may not exceed 50% of the net income for the year or 50% of retained earnings plus profit reserves as determined by Brazilian corporate law.

The benefit to the Company, as opposed to making a dividend payment, is a reduction in the income tax burden because this interest charge is tax deductible in Brazil. Income tax of 15% is withheld on behalf of the shareholders relative to the interest distribution. Under Brazilian law, interest attributed to equity is considered as part of the annual minimum mandatory dividend. This notional interest distribution is treated for accounting purposes as a deduction from equity in a manner similar to a dividend and the tax deductibility recorded in the income statement.